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                                                                    EXHIBIT 10.2

                   SECOND AMENDMENT TO CONSULTING AGREEMENT


This Agreement shall constitute the Second Amendment to Consulting Agreement originally dated as of April 24, 1996 by and between St. John Knits, Inc., a California corporation (the "Company") and Robert C. Davis (the "Consultant").


                                   AMENDMENT

The Company and Consultant hereby agree to extend the Term of the original Consulting Agreement for an additional period of six months, from May 20, 1997 through November 19, 1997. The Company and Consultant hereby agree that all other terms of the Consulting Agreement shall remain in full force and effect, including but not limited to, the Consultant's rate of compensation of $100,000 in the aggregate, payable in six substantially equal amounts at the end of each month during the Term; the first payment payable on June 30, 1997 and the last payment payable on November 30, 1997.

EXECUTED as of April 11, 1997 at Orange County, California.




                                        ST. JOHN KNITS, INC.
                                        a California corporation


                                        By: /s/ ROBERT E. GRAY
                                           ---------------------------
                                        Name: Robert E. Gray

                                        Title: Chief Executive Officer


                                            /s/ ROBERT C. DAVIS
                                           ---------------------------
                                              Robert C. Davis